U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A2

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2002



                              SAMESSA HOLDING CORP.
                              ---------------------
        (Exact name of small business issuer as specified in its charter)



     Nevada                       0-32817                      84-1381947
     ------                       -------                      ----------
 State or other            Commission File Number         (IRS Employer ID No.)
jurisdiction of
 incorporation)



                              12837 E. Arapahoe Rd.
                                Tower I Penthouse
                               Englewood, Colorado
                               -------------------
                    (Address of principal executive offices)

                                      80112
                                   (Zip Code)

                                 (303) 768-9221
                                 --------------
                           (Issuer's Telephone Number)

Item 4.  Changes in Registrant's Certifying Accountant.

     On July 22, 2002, Citrin Cooperman & Company LLP, the successor company of Horton & Company, L.L.C., the Registrant's independent accountant for the
Registrant's fiscal years ended March 31, 2001 and 2000, resigned. The Registrant's financial statements for its fiscal years ended March 31, 2001 and 2000 contained an unqualified opinion with a 4th explanatory paragraph explaining going concern contingencies.

     As of the date of this Report, the Registrant has not yet engaged another accounting firm to audit the Registrant's fiscal years ended March 31, 2002, as well as future financial statements, to replace the firm of Horton & Company, L.L.C., which was the independent public accountant as reported in the Registrant's Form 10-SB for the fiscal year ended March 31, 2001, as filed with the Securities & Exchange Commission. The Registrant is in the process of recruiting another firm for this purpose.

     There were no disagreements within the last two fiscal years and any subsequent interim periods with Horton & Company, L.L.C., or Citrin Cooperman & Company,LLP the successor entity to Horton & Company L.L.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Horton & Company, L.L.C., or its successor, would have caused those firms to make reference in connection with their reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Horton & Company, L.L.C. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated August 21, 2002, is filed as Exhibit
16.3 to this Form 8-K/A2.

Item 7(c).  Exhibits.

Number      Exhibit
------      -------

16.3 Letter of Resignation of Registrant's independent certified accountant, Citrin Cooperman & Company LLP, f/k/a Horton & Company, L.L.C.

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SAMESSA HOLDING CORP.
                                        (Registrant)

                                        Dated: August 21, 2002


                                        By: s/Andrew I. Telsey
                                           -------------------------------
                                           Andrew I. Telsey, President

Exhibit 16.3
------------

Citrin Cooperman & Company, LLP
--------------------------------------------------------------------------------
Certified Public Accountants






                                                       August 21, 2002


Securities and Exchange Commission
Washington, D.C. 20549


Horton & Company, LLC (a predecessor firm of Citrin Cooperman & Company, LLP) was previously the auditors for Samessa Holding Corp. On May 7, 2001, Horton & Company, LLC reported on the financial statements of Samessa Holding Corp. as of March 31, 2001 and 2000, and for the years then ended and for the period November 4, 1996 (inception) through March 31, 2001. On July 22, 2002, we resigned as the auditors of Samessa Holding Corp. We have read the revised disclosures made by Samessa Holding Corp., included under Item 4 of its Form 8-K/A2 dated August 21, 2002 and we agree with such statements.


                                        Very truly yours,

                                        s/Citrin Cooperman & Company, LLP

                                        Citrin Cooperman & Company, LLP












530 MORRIS AVENUE, SPRINGFIELD NJ 07081
(973) 218-0500 - fax (973) 218-0511
e-mail: info@citrincooperman.com
www.citrincooperman.com








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